UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)           January 9, 2006
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                     Birner Dental Management Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

             0-23367                             84-1307044
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           File Number)             (IRS Employer Identification No.)

              3801 East Florida Avenue, Suite 508, Denver, CO 80210
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              (Address of Principal Executive Offices)      (Zip Code)

                                 (303) 691-0680
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report.)

         Check the appropriate box below if the Form 8-K filing is intended to
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|_|      Written communications pursuant to Rule 425 under the Securities Act
         (17 DFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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         Exchange Act  (17 CFR 240.14d-2(b))

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         Exchange Act   (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

Effective January 1, 2006 the Board of Directors of Birner Dental Management Services, Inc. (the "Company") approved an executive management bonus pool for 2006 for the following executive officers of the Company: Frederic W.J. Birner, Chairman of the Board and Chief Executive Officer; Mark A. Birner, President, and Dennis N. Genty, Chief Financial Officer, Secretary and Treasurer. The potential bonus pool is equal to 20% of pre-tax and pre-stock and option grant profits of the Company and is payable quarterly if certain revenue and pre-tax profits goals are met. Total executive management cash compensation for 2006 is limited to 110% or 120% of 2005 total annual cash compensation, depending on the goals met.

The Board of Directors also established the following base salaries of the named executives for 2006. These salaries remain in effect until otherwise approved by the Board of Directors.

                            Named Executive          Base Salary
                          --------------------       -----------
                          Frederic W.J. Birner        $320,000
                             Mark A. Birner           $230,000
                            Dennis N. Genty           $230,000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                    BIRNER DENTAL MANAGEMENT SERVICES, INC.
                                    a Colorado corporation


Date:  January 9, 2006              By:     /s/ Dennis N. Genty
                                            ----------------------------------
                                    Name:   Dennis N. Genty
                                    Title:  Chief Financial Officer